UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 10, 2020
________________________
YUM! BRANDS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 1-13163

North Carolina				13-3951308
(State or other jurisdiction of				(I.R.S. Employer
incorporation or organization)				Identification No.)

1441 Gardiner Lane,	Louisville,	Kentucky		40213
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code:			(502)	874-8300

Former name or former address, if changed since last report:			N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	YUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Trends have improved meaningfully in recent weeks, however, the COVID-19 pandemic continues to impact sales in numerous markets across the world, particularly in markets where we continue to experience significant temporary restaurant closures. As we have taken steps in response to the pandemic, our primary focus continues to be the safety of everyone who engages with our Brands, including our employees, franchisees and their team members, and customers. We are providing this intra-quarter business update to be transparent in light of the ever-changing situation related to the pandemic.

Domestic Same-Store Sales Update: Quarter-to-date through Period 5(1)

•
KFC U.S. delivered same-store sales growth of mid-teens from the end of April through the end of Period 5, up from low-twenties declines at the end of March.  The result is quarter-to-date(1) same-store sales growth of mid-single digits.

•
Pizza Hut U.S. delivered same-store sales growth of low-teens from the end of April through the end of Period 5, up from mid-teens declines at the end of March.  The result is quarter-to-date(1) same-store sales growth of low-single digits.  In our delivery and carry-out only focused restaurants, quarter-to-date same-store sales growth was approximately 15%, reflecting strength in our off-premise business.

•
Taco Bell U.S. delivered same-store sales growth of slightly positive from the end of April through the end of Period 5, up from declines of approximately thirty at the end of March.  The result is a quarter-to-date(1) same-store sales decline of high-single digits.

Our KFC and Pizza Hut businesses in the U.S. have benefited significantly in recent weeks from their strength in the dinner daypart as sought after delivery and carry-out options.  In early May, Pizza Hut U.S. recorded its highest delivery and carry-out average sales week in the past eight years.  Similarly, in early May KFC U.S. recorded the highest average sales per store in a week in brand history. Taco Bell has also performed very well in the dinner daypart driving year over year check growth; however, the brand continues to experience COVID-related impact from significant traffic declines during the breakfast and late-night occasions.

International Same-Store Sales Update: Quarter-to date through Period 5/May(1), as applicable
Our results outside the U.S. continue to be choppy, primarily due to temporary restaurant closures which significantly impact our same-store sales results. Outside the U.S. for Period 4/April, KFC same-store sales declined approximately 40% and Pizza Hut same-store sales declined approximately 30%. Both brands improved outside the U.S. for Period 5/May as stores reopened, with KFC same-store sales declining approximately 25% and Pizza Hut same-store sales declining approximately 10%.

Global Same-Store Sales Update: Quarter-to-date through Period 5/May(1), as applicable
Consolidated Yum! Brands Global same-store sales declined (19%)(2). The vast majority of this decline was driven by temporary restaurant closures.

•	KFC Global same-store sales declined (26%).

•	Pizza Hut Global same-store sales declined (10%).

•	Taco Bell Global same-store sales declined (11%).

Restaurant Reopening Update
We experienced a peak of restaurant closures in early-April when approximately 30% of our international KFC restaurants and 25% of our international Pizza Hut restaurants were closed. These closures contributed to a peak global temporary closure count of approximately 11,000 restaurants. Following an encouraging week with over 1,000 net reopens, as of June 9th, of our over 50,000 restaurants, we had approximately 5,000 units (or 10% of our global system) temporarily closed. Broken down geographically, this figure reflects that:

•
In North America 92% of our restaurants are open (over 99% excluding limited menu express units, the majority of which are Pizza Hut U.S.).  This geographic area is approximately 38% of our global unit count.

•	In Asia Pacific 97% of our restaurants are open. This geographic area is approximately 34% of our global unit count.

•	In Africa, Europe, India, Latin America, Middle East, and Russia 78% of our restaurants are open. This geographic area is approximately 27% of our global unit count.

Future Business Updates
The Company expects to continue its typical quarterly reporting going forward and does not expect to issue further intra-quarter business updates.

Same-Store Sales Definition
Same-store sales growth is the estimated percentage change in sales of all restaurants that have been open and in the YUM system for one year or more, including those temporarily closed that remain in our reported unit counts. From time-to-time restaurants may be temporarily closed due to remodeling or image enhancement, rebuilding, natural disasters, health epidemic or pandemic such as the ongoing COVID-19 pandemic, landlord disputes or other issues. We believe same-store sales growth is useful to investors because our results are heavily dependent on the results of our Concepts' existing store base. Additionally, same-store sales growth is reflective of the strength of our Brands, the effectiveness of our operational and advertising initiatives and local economic and consumer trends.

Footnotes
(1)Parts of our global business report on a period basis. Full details on our fiscal quarters can be found within the Reporting Calendar, which is provided on the Financial Reports section of our Investor Relations website.
(2)Excludes The Habit Burger Grill.

Forward-Looking Statements
This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend all forward-looking statements to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the fact that they do not relate strictly to historical or current facts and by the use of forward-looking words such as “expect,” “believe,” “estimate,” “will,” “continue,” or similar terminology. These statements include, but are not limited to, statements related to the potential impact of the COVID-19 pandemic. These statements are based on and reflect our current expectations as well as other factors that we believe are appropriate and reasonable under the circumstances. Forward-looking statements are neither predictions nor guarantees of future events, circumstances or performance and are inherently subject to known and unknown risks, uncertainties and assumptions that could cause our actual results to differ materially from those indicated by those statements. There can be no assurance that our expectations will prove to be correct. Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: food safety and food borne-illness issues; health concerns arising from outbreaks of viruses or other diseases; the success of our franchisees and licensees; the success of our transformation initiatives, including our refranchising strategy; our significant exposure to the Chinese market; changes in economic and political conditions in countries and territories outside of the U.S. where we operate; our ability to protect the integrity and security of individually identifiable data of our customers and employees; our ability to successfully implement technology initiatives; our increasing dependence on digital commerce platforms and information technology systems; the impact of social media; our ability to secure and maintain distribution and adequate supply to our restaurants; the success of our development strategy in emerging markets; changes in commodity, labor and other operating costs; pending or future litigation and legal claims or proceedings; changes in or noncompliance with government regulations, including labor standards and anti-bribery or anti-corruption laws; tax matters, including changes in tax laws or disagreements with taxing authorities; consumer preferences and perceptions of our brands; changes in consumer discretionary spending and general economic conditions; competition within the retail food industry; and risks relating to our significant amount of indebtedness. In addition, other risks and uncertainties not presently known to us or that we currently believe to be immaterial could affect the accuracy of any such forward-looking statements. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. The forward-looking statements included in this Current Report on Form 8-K are only made as of the date of this report and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances. Additional information concerning risks and uncertainties that could cause actual results to differ materially from those indicated by forward-looking statements is contained in our filings with the Securities and Exchange Commission, including the information set forth under the captions “Risk Factors” and “Forward-Looking Statements” in our most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date:	June 10, 2020	/s/ David E. Russell
Sr. Vice President, Finance and Corporate Controller
(Principal Accounting Officer)